                                                                  EXHIBIT 4.A(1)

               INDENTURES OF CONSOLIDATED NATURAL GAS COMPANY


The Indentures and Supplemental Indentures between Consolidated Natural Gas Company and its debenture Trustees, as listed below, are incorporated by reference to material previously filed with the Commission as indicated:

        Manufacturers Hanover Trust Company (now Chemical Bank)
             Indenture dated as of May 1, 1971 (Exhibit (5) to Certificate of Notification at Commission File No. 70- 5012)
             Eleventh Supplemental Indenture thereto dated as of December 1,
                1986 (Exhibit (5) to Certificate of Notification at Commission File No. 70-7079)
             Thirteenth Supplemental Indenture thereto dated as of February 1,
                1989 (Exhibit (5) to Certificate of Notification at Commission File No. 70-7336)
             Fourteenth Supplemental Indenture thereto dated as of June 1, 1989
                (Exhibit (5) to Certificate of Notification at Commission File No. 70-7336)
             Fifteenth Supplemental Indenture thereto dated as of October 1,
                1989 (Exhibit (5) to Certificate of Notification at Commission File No. 70-7651)
             Sixteenth Supplemental Indenture thereto dated as of October 1,
                1992 (Exhibit (4) to Certificate of Notification at Commission File No. 70-7651)
             Seventeenth Supplemental Indenture thereto dated as of August 1,
                1993 (Exhibit (4) to Certificate of Notification at Commission File No. 70-8167)
             Eighteenth Supplemental Indenture thereto dated as of December 1,
                1993 (Exhibit (4) to Certificate of Notification at Commission File No. 70-8167)

        United States Trust Company of New York
             Indenture dated as of April 1, 1995 (Exhibit (4) to Certificate of
                Notification at Commission File No. 70-8107)

        The Chase Manhattan Bank (National Association)
             Indenture dated as of December 15, 1990 (Exhibit (4A)(1) to
                Consolidated Natural Gas Company's Form 10-K for the year ended December 31, 1990, File No. 1-3196)